                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(A) of the Securities
                    Exchange Act of 1934 (Amendment No.__ )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement   [ ]  Confidential, for Use of the Commission
                                        Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               KEMPER PORTFOLIOS

               (Name of Registrant as Specified in Its Charter)

                  (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

                                                               February 27, 2001

--------------------------------------------------------------------------------
Kemper
Important News
--------------------------------------------------------------------------------
                  for Scudder Cash Reserves Fund Shareholders

While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your fund that will be the subject of a shareholder vote.
================================================================================

                                      Q&A

                             QUESTIONS AND ANSWERS

Q  What is happening?

A Zurich Scudder Investments, Inc. ("ZSI"), your fund's investment manager, has initiated a program to reorganize the funds for which it serves as investment manager. Our goal is to create one streamlined, multi-class family of funds. Certain proposals that relate to your fund's day-to-day operations require the approval of the fund's shareholders.

Q  What issues am I being asked to vote on?

A  As described in the enclosed Proxy Statement, you are asked to approve:

   .  the election of your fund's Board of Trustees;

   .  the ratification of Ernst & Young LLP as your fund's independent auditors;

   . a plan pursuant to Rule 12b-1 of the Investment Company Act of 1940; as described in the accompanying Proxy Statement, shareholder approval of the 12b-1 Plan will not result in any increase in fees or expenses; and

   . an amendment to your fund's concentration policy to allow greater investment flexibility.

After reviewing the proposals, your fund's Board has determined that these actions are in the best interest of the fund's shareholders. The Board recommends that you vote FOR each proposal.

Q  Why am I voting on my fund's Board of Trustees?

A The Trustees are your representatives who oversee the management and operations of your fund. The enclosed Proxy Statement outlines the prospective members' qualifications and their current roles in overseeing the Kemper Funds.

Q  What does the Board do for my fund?

A The Board hires the investment manager to manage and provide shareholder services for the fund. Among other responsibilities, the Board reviews fund performance, the quality of services provided to shareholders and the competitiveness of fund expenses. The Board also evaluates the benefits to shareholders of any proposals made by ZSI concerning the fund.

Q  What effect will the proposed
Rule 12b-1 Plan have on my fund?

A Currently, your fund pays to Kemper Distributors, Inc. ("KDI") a shareholder services fee as compensation for providing information and administrative services to the shareholders of the fund. The proposal, if adopted, will only change the legal structure under which the shareholder services fee is paid. The reasons for the change, as well as the considerations of your fund's Board in making the proposal, are detailed within the enclosed Proxy Statement
(see page 10).

Q  Will the new Rule 12b-1 Plan increase my fund's management fee or expenses?

A No. The shareholder services fee rate that your fund currently pays will remain the same. In addition, KDI has agreed to maintain at least the same level and quality of services as it currently provides to each class. The only effect on your fund will be the adoption of a new agreement that will authorize the structure under which such services are provided and paid for. As discussed in the Proxy Statement, any material increase in your fund's expenses under the plan would have to be approved by the Board as well as by shareholders.

Q Why has the Board recommended that I vote in favor of the proposed change to my fund's concentration policy?

A Your fund currently may not concentrate its investments in a particular industry (excluding government securities), except that 25% or more of its assets will be invested in securities issued by banks. The proposal would permit, but not require, your fund's assets to be concentrated in government securities as well as instruments issued by domestic banks. The change is intended to provide your fund's portfolio managers with more flexibility to invest in securities they consider attractive. The portfolio managers would be able to invest a lower percentage of assets in the banking industry when management believes that market and other conditions warrant such action.

Q  What other issues am I asked to vote on?

A You are asked to ratify the selection of Ernst & Young LLP as your fund's independent auditors.

Q  Whom should I call for additional information about this Proxy Statement?

A Please call Shareholder Communications Corporation, your fund's information agent, at 1-888-564-9148.

                                                              February 27, 2001

Dear Shareholder:

    Zurich Scudder Investments, Inc. ("ZSI"), your Fund's investment manager, is proposing a series of changes to offer you a broader selection of invest-ment products and greater efficiency of operations. Some changes that relate specifically to your Fund's day-to-day operations require the approval of the Fund's shareholders.

    Please take the time to read the enclosed materials.

    The question and answer section that begins on the front cover of the Proxy Statement summarizes the proposals that require shareholder approval. The Proxy Statement itself provides greater detail about the proposals, why they are being made and how they apply to your Fund. After careful review, your Fund's Board has approved each of these proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each pro-posal.

    To vote, simply fill out the enclosed proxy card(s) -- be sure to sign and date it -- and return it to us in the enclosed postage-paid envelope. If you prefer, you can save time and postage cost by voting on the Internet or by telephone. The enclosed flyer describes how. Because many of the funds for which ZSI acts as investment manager are holding shareholder meetings regard-ing these and other issues, you may receive more than one proxy card. If so, please vote each one.

    Your vote is very important to us. If we do not hear from you by March 27, 2001 our proxy solicitor may contact you. Thank you for your response and for your continued investment with ZSI.

Sincerely,

 /s/ Edmond D. Villani                 /s/ Mark S. Casady
 --------------------------------      ----------------------------------
 Edmond D. Villani                     Mark S. Casady
 Chief Executive Officer               President
 Zurich Scudder Investments, Inc.      Scudder Cash Reserves Fund

                          SCUDDER CASH RESERVES FUND
                     (formerly Kemper Cash Reserves Fund)

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

    Please take notice that a Special Meeting of Shareholders (the "Meeting") of Scudder Cash Reserves Fund (the "Fund"), a series of Kemper Portfolios (the "Trust") will be held at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 15, 2001, at 4:00 p.m., Eastern time, for the following purposes:

  Proposal 1:     To elect Trustees of the Trust;

  Proposal 2:     To approve a Rule 12b-1 Plan (for Class A) and an Amended
                  and Restated Rule 12b-1 Plan (for each of Class B and
                  Class C). As described in the accompanying Proxy State-ment, shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class;

  Proposal 3:     To approve an amendment to the concentration policy of the
                  Fund; and

  Proposal 4:     To ratify the selection of Ernst & Young LLP as the inde-
                  pendent auditors for the Fund for the Fund's current fis-cal year.

    The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

    Holders of record of shares of the Fund at the close of business on Febru-ary 26, 2001 are entitled to vote at the Meeting and at any adjournments or postponements thereof.

    In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to that Proposal. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Trust (for a Trust-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) present in person or by proxy at the Meeting. The persons named as prox-ies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote AGAINST any such adjournment those proxies to be voted against that Proposal.

                                                          By Order of the Board,

                                                        /s/ Maureen E. Kane

                                                                 Maureen E. Kane
                                                                       Secretary

    February 27, 2001

 IMPORTANT--We urge you to sign and date the enclosed proxy card(s) and re-turn it in the enclosed envelope which requires no postage (or to take ad-vantage of the electronic or telephonic voting procedures described on the proxy card(s)). Your prompt return of the enclosed proxy card(s) (or your voting by other available means) may save the necessity and expense of fur-ther solicitations. If you wish to attend the Meeting and vote your shares in person at that time, you will still be able to do so.

                          SCUDDER CASH RESERVES FUND

                           222 South Riverside Plaza
                            Chicago, Illinois 60606

                                PROXY STATEMENT

                                    General

    This Proxy Statement is being furnished to shareholders of Scudder Cash Reserves Fund (the "Fund"), a series of Kemper Portfolios (the "Trust"). The Board of Trustees (the "Board," the Trustees of which are referred to as the "Trustees") of the Trust is soliciting proxies from shareholders of the Fund for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Zurich Scudder Investments, Inc., investment manager of the Fund ("ZSI"), 13th Floor, Two International Place, Boston, Massachusetts 02110-4103, on May 15, 2001 at 4:00 p.m., Eastern time, and at any and all adjourn-ments or postponements thereof (the "Meeting"). This Proxy Statement, the No-tice of Special Meeting and the proxy cards are first being mailed to share-holders on or about February 27, 2001 or as soon as practicable thereafter.

    Proposal 1 in this Proxy Statement describes the election of Trustees, Proposal 2 proposes the adoption of Rule 12b-1 Plans, Proposal 3 proposes the amendment of the concentration policy of the Fund and Proposal 4 proposes the ratification of the selection of the Fund's independent auditors. As discussed below, shareholder approval of Proposal 2 by a Class will not result in any increase in fees or expenses for that Class.

    In the descriptions of the Proposals below, the word "fund" is sometimes used to mean an investment company or series thereof in general, and not the Fund whose Proxy Statement this is. In addition, for simplicity, actions are described in this Proxy Statement as being taken by the Fund, although all ac-tions are actually taken by the Trust, on behalf of the Fund.

    THE FUND PROVIDES PERIODIC REPORTS TO ALL OF ITS SHAREHOLDERS WHICH HIGH-LIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORT-FOLIO CHANGES. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT FOR THE FUND AND A COPY OF ANY MORE RECENT SEMI- ANNUAL REPORT, WITHOUT CHARGE, BY CALLING 1-800-621-1048 OR WRITING THE FUND, C/O ZURICH SCUDDER IN-VESTMENTS, INC., AT THE ADDRESS FOR THE FUND SHOWN AT THE BEGINNING OF THIS PROXY STATEMENT.

    The Board of Trustees unanimously recommends that shareholders vote FOR the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4.

                       PROPOSAL 1: ELECTION OF TRUSTEES

    At the Meeting, shareholders will be asked to elect twelve individuals to constitute the Board of Trustees of the Trust. The election of new Board mem-bers arises out of a restructuring program proposed by ZSI, the investment manager of the Fund. The restructuring program is designed to respond to changing industry conditions and investor needs. ZSI seeks to consolidate its fund line-up and offer all of the open-end funds it advises under the "Scudder" name. As part of the restructuring program, certain funds advised by ZSI that have similar investment policies and characteristics are proposed to be combined. ZSI believes that the combination of its open-end, directly-dis-tributed funds (the "Scudder Funds") with the funds in the Kemper Family of Funds (the "Kemper Funds") will permit it to streamline its administrative in-frastructure and focus its distribution efforts. In connection with that ini-tiative, the Independent Trustees (as defined below) of the two separate boards of the Kemper Funds proposed to consolidate into a single board. The twelve individuals who have been nominated for election as Trustees of the Trust were nominated after careful consideration by the present Board of Trustees. The nominees are listed below. Seven of the nominees are currently Trustees of the Trust and three of the other nominees are currently trustees or directors of other Kemper Funds. Two of the nominees, although not cur-rently trustees or directors of any Kemper Fund, are senior executive officers of ZSI. These twelve nominees are also being nominated for election as trust-ees or directors of most of the other Kemper Funds. The proposed slate of nom-inees reflects an effort to consolidate the two separate boards who have his-torically supervised different Kemper Funds. The proposed consolidation is ex-pected to provide administrative efficiencies to both the Fund and ZSI.

    The persons named as proxies on the enclosed proxy card(s) will vote for the election of the nominees named below unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee commencing on July 1, 2001 and until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner di-es, resigns or is removed as provided in the governing documents of the Trust. Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the current Trustees may recommend. The following tables present information about the nominees, as well as the Trustee not standing for re-election. Each nominee's or Trustee's date of birth is in parentheses after his or her name. Unless otherwise noted, (i) each of the nominees and Trustees has engaged in the principal occupation(s) noted in the following tables for at least the most recent five years, al-though not necessarily in the same capacity, and (ii) the address of each nominee is c/o Zurich Scudder Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606.

Nominees for Election as Trustees:

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
John W. Ballantine (2/16/46),(/1/) Retired;    1999
formerly, First Chicago NBD Corporation/The
First National Bank of Chicago: 1996-1998,
Executive Vice President and Chief Risk
Management Officer; 1995-1996, Executive Vice
President and Head of International Banking;
Director, First Oak Brook Bancshares, Inc.,
Oak Brook Bank and Tokheim Corporation.

Lewis A. Burnham (1/8/33),(/1/) Retired;       1982
formerly, Partner, Business Resources Group;
formerly, Executive Vice President, Anchor
Glass Container Corporation.

Mark S. Casady (9/12/60),* Managing Director,  Nominee
ZSI; formerly, Institutional Sales Manager of an unaffiliated mutual fund distributor.

Linda C. Coughlin (1/1/52),*(/2/) Managing     2000
Director, ZSI.

Donald L. Dunaway (3/8/37),(/1/) Retired;      1982
formerly, Executive Vice President, A.O.
Smith Corporation (diversified manufacturer).

James R. Edgar (7/22/46),(/3/) Distinguished   Nominee
Fellow, University of Illinois Institute of
Government and Public Affairs; Director,
Kemper Insurance Companies (not affiliated
with the Kemper Funds); Director, John B.
Sanfilippo & Son, Inc.; Director, Horizon
Group Properties, Inc.; formerly, Governor,
State of Illinois.

William F. Glavin (8/30/58),* Managing         Nominee
Director, ZSI; formerly, Executive Vice
President of Market and Product Development,
The Dreyfus Corporation.

            Name (Date of Birth),
    Principal Occupation and Affiliations      Year First Became a Board Member
---------------------------------------------  --------------------------------
Robert B. Hoffman (12/11/36),(/1/) Retired;    1982
formerly, Chairman, Harnischfeger Industries,
Inc. (machinery for the mining and paper
industries); formerly, Vice Chairman and
Chief Financial Officer, Monsanto Company
(agricultural, pharmaceutical and
nutritional/food products); formerly, Vice
President, Head of International Operations,
FMC Corporation (manufacturer of machinery
and chemicals); Director, Harnischfeger
Industries, Inc.

Shirley D. Peterson (9/3/41),(/1/) Retired;    1995
formerly, President, Hood College; formerly,
Partner, Steptoe & Johnson (attorneys); prior
thereto, Commissioner, Internal Revenue
Service; prior thereto, Assistant Attorney
General (Tax), U.S. Department of Justice;
Director, Bethlehem Steel Corp.

Fred B. Renwick (2/1/30),(/3/) Professor of    Nominee
Finance, New York University, Stern School of
Business; Director, the Wartburg Foundation;
Chairman, Finance Committee of Morehouse
College Board of Trustees; Director, American
Bible Society Investment Committee;
previously member of the Investment Committee
of Atlanta University Board of Trustees;
formerly Director of Board of Pensions
Evangelical Lutheran Church in America.

William P. Sommers (7/22/33),(/1/) Retired;    1982
formerly, President and Chief Executive
Officer, SRI International (research and
development); prior thereto, Executive Vice
President, Iameter (medical information and
educational service provider); prior thereto,
Senior Vice President and Director, Booz,
Allen & Hamilton Inc. (management consulting
firm); Director, PSI Inc., Evergreen Solar,
Inc. and Litton Industries; Advisor,
Guckenheimer Enterprises; Consultant and
Director, SRI/Atomic Tangerine.

           Name (Date of Birth),
   Principal Occupation and Affiliations      Year First Became a Board Member
--------------------------------------------  --------------------------------
John G. Weithers (8/8/33),(/3/) Formerly,     Nominee
Chairman of the Board and Chief Executive
Officer, Chicago Stock Exchange; Director,
Federal Life Insurance Company; President of
the Members of the Corporation and Trustee,
DePaul University; Director, International
Federation of Stock Exchanges; Director,
Records Management Systems.

 *     Interested person of the Trust, as defined in the Investment Company
       Act of 1940, as amended (the "1940 Act").
(/1/) Messrs. Ballantine, Burnham, Dunaway, Hoffman, Sommers and Ms. Peterson serve as board members of 26 investment companies, with 45 portfolios managed by ZSI.
(/2/) Ms. Coughlin serves as a board member of 56 investment companies with 137 portfolios managed by ZSI.
(/3/) Messrs. Edgar, Renwick and Weithers serve as board members of 16 in-vestment companies with 58 portfolios managed by ZSI.

Trustee Not Standing for Re-Election:

                                                  Present Office with the
                                                Trust; Principal Occupation
Name (Date of Birth)                          or Employment And Directorships
--------------------                          --------------------------------
Donald R. Jones (1/17/30)                          Trustee; Retired;
                                                   formerly, Director,
                                                   Motorola, Inc.
                                                   (manufacturer of
                                                   electronic equipment
                                                   and components);
                                                   Executive Vice
                                                   President and Chief
                                                   Financial Officer,
                                                   Motorola, Inc.

Responsibilities of the Board of Trustees--Board and Committee Meetings

    The primary responsibility of the Board is to represent the interests of the shareholders of the Fund and to provide oversight of the management of the Fund. The board that is proposed for election at this Meeting is comprised of three individuals who are considered "interested" Trustees, and nine individu-als who have no affiliation with ZSI and who are not considered "interested" Trustees (the "Independent Trustees"). The Securities and Exchange Commission (the "SEC") has recently adopted rules that require a majority of the board members of a fund to be "independent" if the fund takes advantage of certain exemptive rules under the 1940 Act. If the proposed Board of Trustees is ap-proved by shareholders, 75% will be Independent Trustees. Each of the nominees that will be considered an Independent Trustee if elected has been selected and nominated solely by the current Independent Trustees of the Trust.

    The Trustees meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other require-ments. Furthermore, the Independent Trustees review the fees paid to ZSI and its affiliates for investment advisory services and other administrative and shareholder services. The Trustees have adopted specific policies and guide-lines that, among other things, seek to further enhance the effectiveness of the Independent Trustees in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors (the "Advisory Group Re-port"). For example, the Independent Trustees select independent legal counsel to work with them in reviewing fees, advisory and other contracts and oversee-ing fund matters, and regularly meet privately with their counsel.

    Currently, the Board has an Audit Committee and a Nominating and Gover-nance Committee, the responsibilities of which are described below. In addi-tion, the Board has a Valuation Committee and a Contract Renewal Committee. During calendar year 2000, the Board met eight times. Each then current Trustee attended 75% or more of the respective meetings of the Board and the Committees (if a member thereof) held during calendar year 2000.

Audit Committee

    The Audit Committee makes recommendations regarding the selection of inde-pendent auditors for the Fund, confers with the independent auditors regarding the Fund's financial statements, the results of audits and related matters, and performs such other tasks as the full Board deems necessary or appropri-ate. As suggested by the Advisory Group Report, the Audit Committee is com-prised of only Independent Trustees, receives annual representations from the auditors as to their independence, and has a written charter that delineates the committee's duties and powers. Currently, the members of the Audit Commit-tee are Donald L. Dunaway (Chairman), Robert B. Hoffman and Donald R. Jones. The Audit Committee held five meetings during calendar year 2000.

Nominating and Governance Committee

    The Board has a Nominating and Governance Committee, comprised of only In-dependent Trustees, that seeks and reviews candidates for consideration as nominees for membership on the Board and oversees the administration of the Trust's Governance Procedures and Guidelines. The Nominating and Governance Committee has a written charter that delineates the committee's duties and powers. Shareholders wishing to submit the name of a candidate for consid-eration by the committee should submit their recommendation(s) to the Secre-tary of the Trust. Currently, the members of the Nominating and Governance Committee are Lewis A. Burnham (Chairman), John W. Ballantine, Shirley D. Pe-terson and William P. Sommers. The Nominating and Governance Committee held two meetings during calendar year 2000.

Officers

    The following persons are officers of the Trust.

                                 Present Office with the
                                     Trust; Principal
                                      Occupation or            Year First Became
Name (Date of Birth)                 Employment(/1/)            an Officer(/2/)
--------------------                 ---------------            ---------------
Mark S. Casady.................. President; Managing                1998
 (9/21/60)                       Director, ZSI; formerly,
                                 Institutional Sales
                                 Manager of an
                                 unaffiliated mutual fund
                                 distributor.

Linda C. Coughlin............... Trustee, Vice President            2001
 (1/1/52)                        and Chairperson; Managing
                                 Director, ZSI.

Philip J. Collora............... Vice President and                 1986
 (11/15/45)                      Assistant Secretary;
                                 Attorney, Senior Vice
                                 President, ZSI.

Kathryn L. Quirk................ Vice President; Managing           1998
 (12/3/52)                       Director, ZSI.

Richard L. Vandenberg........... Vice President; Managing           1997
 (11/16/49)                      Director, ZSI; formerly,
                                 Senior Vice President
                                 and Portfolio Manager
                                 with an unaffiliated
                                 investment management
                                 firm.

Frank J. Rachwalski, Jr. ....... Vice President; Managing           1984
 (3/26/45)                       Director, ZSI.

Linda J. Wondrack............... Vice President; Managing           1998
 (9/12/64)                       Director, ZSI.

John R. Hebble.................. Treasurer; Senior Vice             1998
 (6/27/58)                       President, ZSI.

Brenda Lyons.................... Assistant Treasurer;               1998
 (2/21/63)                       Senior Vice President, ZSI.

                                  Present Office with the
                                      Trust; Principal
                                       Occupation or           Year First Became
Name (Date of Birth)                  Employment(/1/)           an Officer(/2/)
--------------------                  ---------------           ---------------
Maureen E. Kane.................. Secretary; Vice                    1998
 (2/14/62)                        President, ZSI; formerly,
                                  Assistant Vice President of
                                  an unaffiliated investment
                                  management firm; prior
                                  thereto, Associate Staff
                                  Attorney of an unaffiliated
                                  investment management
                                  firm, and Associate,
                                  Peabody & Arnold (law firm).

Caroline Pearson................. Assistant Secretary;               1998
 (4/1/62)                         Managing Director, ZSI;
                                  formerly, Associate,
                                  Dechert Price & Rhoads
                                  (law firm) 1989 to 1997.

(/1/) Unless otherwise stated, all of the officers have been associated with their respective companies for more than five years, although not nec-essarily in the same capacity.

(/2/) The President, Treasurer and Secretary each holds office until the first meeting of Trustees in each calendar year and until his or her successor has been duly elected and qualified, and all other officers hold office as the Trustees permit in accordance with the By-laws of the Trust.

Compensation of Trustees and Officers

    The Trust pays the Independent Trustees a monthly retainer and an atten-dance fee, plus expenses, for each Board meeting and committee meeting attend-ed. As reflected below, the Trustees currently serve as board members of vari-ous other Kemper Funds. ZSI supervises the Fund's investments, pays the com-pensation and expenses of its personnel who serve as Trustees and officers on behalf of the Fund and receives a management fee for its services. Several of the officers and Trustees are also officers, directors, employees or stock-holders of ZSI and participate in the fees paid to that firm, although the Trust makes no direct payments to them.

    To facilitate the restructuring of the boards of the Kemper Funds, certain Independent Trustees agreed not to stand for re-election. Independent Trustees of the Trust are not entitled to benefits under any pension or retirement plan. However, the Board of each Kemper Fund determined that, particularly given the benefits that would accrue to the Kemper Funds from the restructur-ing of the boards, it was appropriate to provide the four Independent Trustees who were not standing for re-election for various Kemper Funds a one-time ben-efit.

The cost of such benefit is being allocated among all the Kemper Funds, with ZSI agreeing to bear one-half of the cost of such benefit, given that ZSI also benefits from administrative efficiencies of a consolidated board. Mr. Jones, an Independent Trustee of the Trust who is not standing for re-election, will receive such a one-time benefit. The amount received on behalf of each fund for which he serves as a trustee ranges from $1,071 to $8,078 (approximately $225,000 in the aggregate for all the Kemper Funds).

    The following Compensation Table provides in tabular form the following data:

    Column (1) All Trustees who receive compensation from the Trust.

    Column (2) Aggregate compensation received by each Trustee from the Trust during calendar year 2000.

    Column (3) Total compensation received by each Trustee from funds advised by ZSI (collectively, the "Fund Complex") during calendar year 2000.

                              COMPENSATION TABLE

                                                                    Total
                                                              Compensation from
                                   Aggregate Compensation           Fund
Name of Trustee                          from Trust           Complex(/2/)(/3/)
---------------                 ----------------------------  -----------------
John W. Ballantine............. $8,348.79 (2 fund portfolios)    $183,570.00
Lewis A. Burnham............... $7,417.66 (2 fund portfolios)    $154,040.00
Donald L. Dunaway(/1/)......... $9,370.99 (2 fund portfolios)    $205,350.00
Robert B. Hoffman.............. $7,702.66 (2 fund portfolios)    $163,890.00
Donald R. Jones................ $7,679.12 (2 fund portfolios)    $163,170.00
Shirley D. Peterson............ $7,098.16 (2 fund portfolios)    $149,010.00
William P. Sommers............. $7,363.45 (2 fund portfolios)    $153,330.00

(/1/) Pursuant to deferred compensation agreements with the Trust, Mr. Duna-way has deferred, in prior years, compensation from the Trust. Deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds--Zurich Money Market Fund. Total deferred fees (in-cluding interest thereon) payable from the Trust to Mr. Dunaway are $48,281.
(/2/) Includes compensation for service on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios. Each Trustee cur-rently serves on the boards of 26 Kemper trusts/corporations comprised of 45 fund portfolios.
(/3/) Aggregate compensation reflects amounts paid to the Trustees for numer-ous special meetings in connection with the ZSI restructuring initia-tive (which included a comprehensive review of ZSI's proposals, includ-ing a branding change, combinations of certain funds (including tax im-plications), liquidations of certain funds, implementation of an admin-istration agreement for certain funds (including fee caps) and the consolidation of certain boards). Such amounts totaled $77,760, $43,200, $77,760, $47,520,
    $43,200, $47,520 and $43,200 for Messrs. Ballantine, Burnham, Dunaway, Hoffman, Jones, Sommers and Ms. Peterson, respectively. A portion of these meeting fees was borne by ZSI.

                 The Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR each nominee.

            PROPOSAL 2: ADOPTION OF RULE 12b-1 PLAN AND AMENDED AND
                           RESTATED RULE 12b-1 PLAN

    Proposal 2 is being submitted to the shareholders of Class A, Class B and Class C (each, a "Class") of the Fund. The Board has approved, and recommends that Class A shareholders of the Fund approve, a Rule 12b-1 Plan (the "Plan"), and that shareholders of each of Class B and Class C of the Fund approve an Amended and Restated Rule 12b-1 Plan (each, an "Amended Plan," together the "Amended Plans"), pursuant to the provisions of Rule 12b-1 under the 1940 Act. Shareholder approval of the Plan or an Amended Plan will not result in any in-crease in fees or expenses for the applicable Class. Appendix 1 hereto shows the Fund's current fees and expenses and the fees and expenses that will be in effect if Proposal 2 is approved. A copy of the Plan is attached hereto as Ex-hibit A (for Class A shareholders). A copy of the forms of Amended Plans are attached hereto as Exhibit B (for shareholders of each of Class B and Class
C).

Background

    The Fund, on behalf of each Class, is currently a party to a Shareholder Services Agreement (the "Services Agreement") with Kemper Distributors, Inc. ("KDI"). Pursuant to the terms of the Services Agreement, KDI provides infor-mation and administrative services for the benefit of the Fund and the share-holders of each Class. In exchange for providing the services under the Serv-ices Agreement, each Class pays to KDI an administrative services fee equal to, on an annual basis, up to 0.25% of the average daily net assets attribut-able to the Class. KDI uses the administrative services fee to compensate fi-nancial services firms ("firms") for providing personal services to and main-tenance of accounts for their customers that hold shares of the Classes and may retain any portion of the fee not paid to firms to compensate itself for administrative functions performed for the Class.

    Each of Class B and Class C has also adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, pursuant to which KDI receives an asset-based fee of 0.75% of average daily net assets of each such Class. KDI uses the fee to pay for distribution and services for the applicable Class. The distribution plan currently in effect for each of Class B and Class C was adopted on January 4, 1996 and was last amended on August 1, 1998. Appendix 2 sets forth the amount of distribution fees paid by the Fund during the fiscal year ended September 30, 2000 pursuant to the distribution plans applicable to Class B and Class C.

    Rule 12b-1 under the 1940 Act provides that an investment company acting as a distributor of its shares must do so pursuant to a written plan that de-scribes "all material aspects of the proposed financing of the distribution." Under the Rule, an investment company is deemed to be acting as a distributor of its shares "if it engages directly or indirectly in financing any activity which is primarily intended to result in the sale" of its shares. Currently no Class has a Rule 12b-1 Plan that authorizes the payment of the administrative services fee under the Services Agreement because neither KDI nor the Trustees of the Trust believe that the services that have been performed by KDI under the Services Agreement have been primarily intended to result in sales of shares of the Classes (i.e., "distribution" services), as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to ex-isting shareholders. Nonetheless, to avoid legal uncertainties due to the am-biguity of the language contained in Rule 12b-1 and eliminate any doubt that may arise in the future regarding whether the services performed by KDI under the Services Agreement are "distribution" services, the Board has adopted, and recommends that the shareholders of each Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C), each of which autho-rizes the payment of the administrative services fee pursuant to a Rule 12b-1 Plan. If shareholders approve the adoption of the Plan or the Amended Plan, the administrative services fee rate will not change. In addition, KDI has agreed to maintain at least the same level and quality of services as are cur-rently provided pursuant to the Services Agreement.

Terms of the Plan and the Amended Plans

    As noted above, the Plan and each Amended Plan has been adopted for the purpose of authorizing the payment by each Class of the administrative serv-ices fee to KDI pursuant to Rule 12b-1. Neither the Plan nor the Amended Plans will change the administrative services fee rate. In addition, as noted above, KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Plan for Class A shares, if approved by shareholders, will authorize the payment of the 0.25% administrative services fee under a Rule 12b-1 Plan. Each Amended Plan is identical to the current distribution plan applicable to each of Class B and Class C, except that, in addition to authorizing the asset-based distribution fee of 0.75% that it currently authorizes, it also authorizes the payment to KDI of the 0.25% administrative services fee pursuant to the Services Agree-ment. The Board has adopted the Plan and each Amended Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act. If approved by shareholders, the Plan and each Amended Plan will become effective on July 1, 2001, and will remain in effect for one year after its effective date. Thereafter, the Plan and each Amended Plan may continue for additional one-year periods so long as such continuance is approved by a vote of both the Board of the Trust and the Independent Trustees of the Trust who have no direct or indirect financial in-terest in the operation of the Plan or the Amended Plan, as the case may be, or in any agreement related to the Plan or the Amended Plan, respectively (the "Qualified Board Members"). This vote must take place at a meeting of the Board held in person and called for the purpose of voting on the Plan or the Amended Plan, as applicable.

    The Board must approve all material amendments to the Plan or an Amended Plan in the manner described in the foregoing paragraph. An amendment that in-creases materially the amount to be spent for distribution under the Plan or Amended Plan must be approved by shareholders of the applicable Class as well as by the Board.

    The Plan and each Amended Plan may be terminated at any time either by the Board or by the shareholders of the applicable Class. Termination by the Trustees requires the vote of a majority of the Qualified Board Members. Ter-mination by the shareholders requires the vote of a majority of the outstand-ing voting securities of the applicable Class.

    In connection with adopting the Plan and each Amended Plan, the Board has adopted amendments to the Services Agreement, which will become effective if the shareholders approve the Plan and each Amended Plan. Such amendments in-corporate the termination, amendment and annual approval terms described above to bring the Services Agreement into compliance with the requirements of Rule 12b-1. If shareholders do not approve the adoption of the Plan or the Amended Plan, as the case may be, the current Services Agreement will remain in effect for the applicable Class(es).

Trustee Consideration

    In determining to recommend adoption of the Plan and the Amended Plans, the Board considered a variety of factors. The Trustees examined the nature of the services KDI provides pursuant to the Services Agreement and the benefit such services provide to the Fund and the shareholders of the Class(es). In addition, the Board considered general industry practice with respect to whether funds have adopted Rule 12b-1 Plans to authorize payments under agree-ments similar to the Services Agreement. The Trustees were also advised by in-dependent counsel regarding the requirements of Rule 12b-1. Neither KDI nor the Trustees believe that the services performed by KDI under the Services Agreement have been or will be "distribution" services as defined in Rule 12b-1, but rather are post-sale administrative and other services provided to existing shareholders. Nonetheless, to avoid legal uncertainties and eliminate any doubt regarding the continuation of the Services Agreement that may arise in the future due to the ambiguity of the language contained in Rule 12b-1, the Board has adopted, and recommends that the shareholders of each applicable Class approve, the Plan (for Class A) and an Amended Plan (for each of Class B and Class C).

    The Trustees noted that if the Plan and each Amended Plan is adopted the administrative services fee rate will not change. In addition, the Trustees considered that the services provided to shareholders pursuant to the Services Agreement, such as establishing and maintaining accounts and records, process-ing purchase and redemption orders and answering routine questions regarding the Fund and its special features, are appropriate services to provide to shareholders. The Trustees also noted that KDI has agreed to maintain at least the same level and quality of services as are currently provided pursuant to the Services Agreement. The Trustees concluded that it would be in the best interests of the Fund, each Class and its shareholders if the Services Agree-ment operated in the future pursuant to the protections afforded by Rule 12b-1 under the 1940 Act.

  The Board of Trustees unanimously recommends that the shareholders of each
                    Class vote in favor of this Proposal 2.

                 PROPOSAL 3: AMENDMENT TO CONCENTRATION POLICY

    The Board has approved, and recommends that shareholders of the Fund ap-prove, an amendment to the Fund's concentration policy.

    The Fund currently has a fundamental policy not to concentrate its invest-ments in a particular industry, except that the Fund will invest more than 25% of its assets in instruments issued by banks. This exception requires the Fund to concentrate (i.e., invest more than 25% of the Fund's assets) in instru-ments issued by banks. The Fund does not have the freedom to concentrate (i.e., concentrate when deemed advisable by the Fund's investment manager).

    Under the 1940 Act, a fund must recite its policies with respect to indus-try concentration in its prospectus. Any change to those policies requires shareholder approval. Under SEC rules and guidelines, investing more than 25% of a fund's net assets in any one industry represents concentration. General-ly, funds may not reserve the freedom of action to concentrate. However, money market funds may reserve freedom of action to concentrate in "government secu-rities" (as defined in the 1940 Act) and certain bank instruments issued by domestic banks. In order to allow the Fund greater flexibility to invest in instruments that the Fund's investment manager considers attractive, the Board proposes that the Fund adopt a policy that allows (but does not require) it to concentrate in government securities and bank instruments of domestic banks.

    With the freedom to concentrate in government securities and bank instru-ments of domestic banks, the Fund will have the ability to diversify its port-folio while maintaining the ability to concentrate when necessary to adjust to current market and other conditions.

    The Fund's current fundamental investment policy states:

    "[The] Fund may not, as a fundamental policy:

    Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as inter-preted or modified by regulatory authority having jurisdiction, from time to time, except that the fund intends to invest more than 25% of its net assets in instruments issued by banks.

    The proposed fundamental investment policy that you are being asked to ap-prove states:

    "The Fund may not, as a fundamental policy:

    Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as inter-preted or modified by regulatory authority having jurisdiction, from time to time, except that the Fund reserves the freedom of action to concentrate in government securities and instruments issued by domes-tic banks."

    As with the Fund's current fundamental policy on concentration, in the event that the Fund concentrates its investments in instruments issued by do-mestic banks, changes in the financial condition or market assessment of the financial condition of such domestic banks could have a significant adverse impact on the Fund. Consequently, if the Fund were concentrated, an investment in the Fund may be riskier than an investment in a money market fund that does not concentrate in instruments issued by domestic banks. Domestic banks in-clude U.S. banks and U.S. branches of foreign banks that are subject to the same regulation as U.S. banks. Domestic banks may also include foreign branches of domestic banks if the investment risk associated with investing in instruments issued by the foreign branch of a domestic bank is the same as in-vesting in instruments issued by the domestic parent.

    If the amendment to the Fund's fundamental investment policy is approved by the Fund's shareholders, it will become effective upon the inclusion of ap-propriate disclosure in the Fund's prospectus and/or statement of additional information. If the shareholders of the Fund do not approve the amendment to the Fund's fundamental investment policy, the existing policy on concentration will remain in place.

        The Board of Trustees of the Trust unanimously recommends that the shareholders of the Fund vote in favor of this Proposal 3.

PROPOSAL 4: RATIFICATION OR REJECTION OF THE SELECTION OF INDEPENDENT AUDITORS

    The Board of Trustees, including all of the Independent Trustees, has se-lected Ernst & Young LLP ("E&Y") to act as independent auditors of the Fund for the Fund's current fiscal year and recommends that shareholders ratify such selection. One or more representatives of E&Y are expected to be present at the Meeting and will have an opportunity to make a statement if they so de-sire. Such representatives are expected to be available to respond to appro-priate questions posed by shareholders or management.

    The following table shows fees paid to E&Y during the Fund's most recent fiscal year. The information in the column "Audit Fees" shows the amounts paid to E&Y for the audit and review of financial statements of the Fund. The in-formation in the columns "Financial Information Systems Design and Implementa-tion Fees" and "All Other Fees" shows the aggregate amounts paid to E&Y by the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund. The Audit Committee of the Board has generally considered whether E&Y's receipt of non-audit fees from the Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Fund is compatible with maintaining E&Y's independence.

                            Financial Information
                             Systems Design and
      Audit Fees             Implementation Fees                    All Other Fees(/1/)
      ----------            ---------------------                   -------------------
      $34,250                         --                                  $2,200

(/1/) In addition to the amount shown in the table, E&Y received, in total, an additional $2,785,000, which includes $787,000 for services per-formed on behalf of the Fund and other ZSI-advised funds and $1,998,000 for services performed for ZSI and other related entities that provide support for the operations of the funds.

  The Board of Trustees unanimously recommends that shareholders of the Fund vote in favor of this Proposal 4.

                            ADDITIONAL INFORMATION

General

    The cost of preparing, printing and mailing the enclosed proxy card(s) and proxy statement, and all other costs incurred in connection with the solicita-tion of proxies, including any additional solicitation made by letter, tele-phone or telegraph, will be paid by ZSI. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of ZSI and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by tele-phone, telegram or personally.

    Any shareholder giving a proxy has the power to revoke it by mail (ad-dressed to the Secretary at the principal executive office of the Trust, c/o Zurich Scudder Investments, Inc., at the address for the Trust shown at the beginning of this Proxy Statement) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Pro-posals referred to in the Proxy Statement.

    The presence at the Meeting, in person or by proxy, of the holders of at least 30% of the shares entitled to be cast of the Trust (for a Trust-wide vote), Fund (for a Fund-wide vote) or Class (for a Class-wide vote) shall be necessary and sufficient to constitute a quorum for the transaction of busi-ness. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accor-dance with applicable law to permit further solicitation of proxies with re-spect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Trust's (for a Trust-wide vote), Fund's (for a Fund-wide vote) or Class' (for a Class-wide vote) shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are enti-tled to vote in favor of that Proposal and will vote against any such adjourn-ment those proxies to be voted against that Proposal. For purposes of deter-mining the presence of a quorum for transacting business at the Meeting, ab-stentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, share-holders are urged to forward their voting instructions promptly.

    Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the Trust voting at the Meeting and at the special meeting of the other series of the Trust (i.e., the twelve nominees receiving the greatest number of votes will be elected). Shareholders of the other series of the Trust will meet separately on May 15, 2001 and the vote on Trustees of the Trust and related quorum and adjournment requirements will be determined based upon the results of the voting of shares of both series of the Trust, voting as a single class. Approval of Proposal 2, with respect to each Class, re-quires the affirmative vote of a "majority of the outstanding voting securi-ties" of that Class. Approval of Proposal 3 requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "major-ity of the outstanding voting securities," as defined in the 1940 Act, and as used in connection with Proposals 2 and 3, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Class/Fund present at the Meeting if more than 50% of the outstanding voting securities of the Class/Fund are present in person or by proxy or (2) more than 50% of the out-standing voting securities of the Class/Fund. Approval of Proposal 4 requires the affirmative vote of a majority of the shares of the Fund voting at the Meeting. Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the vote for Proposals 1 and 4, and will have the effect of a "no" vote on Proposals 2 and 3.

    Holders of record of the shares of the Fund at the close of business on February 26, 2001, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Meeting. As of Janu-ary 30, 2001, there were 161,405,808 Class A shares, 148,154,410 Class B shares and 59,951,856 Class C shares of the Fund outstanding and 211,788,478 shares of the other series of the Trust outstanding.

    Appendix 3 hereto sets forth the beneficial owners of more than 5% of each Class of the Fund's shares, as well as the beneficial owners of more than 5% of the shares of each class of the other series of the Trust. To the best of the Trust's knowledge, as of December 31, 2000, no person owned beneficially more than 5% of the outstanding shares of any Class of the Fund or the other series of the Trust, except as stated in Appendix 3. Appendix 4 hereto sets forth the number of shares of each series of the Trust owned directly or bene-ficially by the Trustees of the Board and by the nominees for election.

    Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies, at an estimated cost of $13,223.70. As the Meeting date approaches, certain shareholders of the Fund may receive a tele-phone call from a representative of SCC if their votes have not yet been re-ceived. Authorization to permit SCC to execute proxies may be obtained by tel-ephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these proce-dures are reasonably designed to ensure that both the identity of the share-holder casting the vote and the voting instructions of the shareholder are ac-curately determined.

    In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name and address, or the last four digits of the shareholder's social security or employer identification number, or both, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the SCC representative is required to ask for the person's title and confirma-tion that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the Proposals on the proxy card(s), and ask for the shareholder's instructions on the Proposals. Although the SCC representative is permitted to answer ques-tions about the process, he or she is not permitted to recommend to the share-holder how to vote, other than to read any recommendation set forth in the Proxy Statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.

    Shareholders may also provide their voting instructions through telephone touch-tone voting or Internet voting. These options require shareholders to input a control number which is located on each voting instruction card. After inputting this number, shareholders will be prompted to provide their voting instructions on the Proposals. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirm-ing their instructions upon request.

    If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still sub-mit the proxy card(s) originally sent with the Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card(s), they may contact SCC toll-free at 1-888-564-9148 Any proxy given by a shareholder is revocable until voted at the Meeting.

Principal Underwriter and Administrator

    KDI, 222 South Riverside Plaza, Chicago, Illinois 60606, is the principal underwriter and administrator for the Class A, Class B and Class C shares of the Fund.

Shareholder Proposals for Subsequent Meetings

    Shareholders wishing to submit proposals for inclusion in a proxy state-ment for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Zurich Scudder In-vestments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Other Matters to Come Before the Meeting

    No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and/or Fund.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) (OR TAKE ADVANTAGE OF AVAILABLE ELECTRONIC OR TELEPHONIC VOTING PROCEDURES) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By Order of the Board,

/s/ Maureen E. Kane

Maureen E. Kane
Secretary

                                                                      EXHIBIT A

              Fund:   Kemper Portfolios (the "Fund")
              Series: Scudder Cash Reserves Fund (the "Series")
              Class:  Class A (the "Class")

                            FORM OF RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees, including a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), Kemper Distributors, Inc. ("KDI") provides infor-mation and administrative services for the benefit of the Fund and its share-holders. This Plan authorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agreement, KDI may use the administrative services fee to compen-sate various financial services firms ("Firms") for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and re-demption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and addresses, and such other admin-istrative services as the Fund or KDI may reasonably request.

    2. Periodic Reporting. KDI shall prepare reports for the Board of Trustees on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

    3. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    4. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    5. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund for its services under the Services Agree-ment with respect to the Class without the vote of a majority of the outstand-ing voting securities of the Class. All material amendments to this Plan must in any event be approved by a vote of a majority of the Board, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    6. Selection of Non-Interested Trustees. So long as this Plan is in ef-fect, the selection and nomination of those trustees who are not interested persons of the Fund will be committed to the discretion of trustees who are not themselves interested persons.

    7. Recordkeeping. The Fund will preserve copies of this Plan, the Services Agreement and all reports made pursuant to Paragraph 2 above for a period of not less than six (6) years from the date of this Plan, the Services Agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

    8. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Fund. Neither the au-thorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustee or upon any shareholder.

    9. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    10. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

                                                                      EXHIBIT B

              Fund:   Kemper Portfolios (the "Fund")
              Series: Scudder Cash Reserves Fund (the "Series")
              Class:  Class B (the "Class")

                 FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees, including a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the an-nual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms appointed by KDI ("Firms") in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Series attributable to the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the dis-tribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

    2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administra-tive services for the benefit of the Fund and its shareholders. This Plan au-thorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agree-ment, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and address-es, and such other administrative services as the Fund or KDI may reasonably request.

    3. Periodic Reporting. KDI shall prepare reports for the Board of Trustees on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

    4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    6. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All ma-terial amendments to this Plan must in any event be approved by a vote of a majority of the Board of Trustees, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    7. Selection of Non-Interested Trustees. So long as this Plan is in ef-fect, the selection and nomination of those trustees who are not interested persons of the Fund will be committed to the discretion of trustees who are not themselves interested persons.

    8. Recordkeeping. The Fund will preserve copies of this Plan, the Distri-bution Agreement, the Services Agreement and all reports made pursuant to Par-agraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such re-port, as the case may be, the first two (2) years in an easily accessible place.

    9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Fund. Neither the au-thorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustee or upon any shareholder.

    10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

              Fund:   Kemper Portfolios (the "Fund")
              Series: Scudder Cash Reserves Fund (the "Series")
              Class:  Class C (the "Class")

                 FORM OF AMENDED AND RESTATED RULE 12b-1 PLAN

    Pursuant to the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "Act"), this Rule 12b-1 Plan (the "Plan") has been adopted for the Fund, on behalf of the Series, for the Class (all as noted and defined above) by a majority of the members of the Fund's Board of Trustees, including a majority of the trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Board Members") at a meeting called for the purpose of voting on this Plan.

    1. Compensation. The Fund will pay to Kemper Distributors, Inc. ("KDI") at the end of each calendar month a distribution services fee computed at the an-nual rate of 0.75% of average daily net assets attributable to the Class. KDI may compensate various financial services firms appointed by KDI ("Firms") in accordance with the provisions of the Fund's Underwriting and Distribution Services Agreement (the "Distribution Agreement") for sales of shares at the fee levels provided in the Fund's prospectus from time to time. KDI may pay other commissions, fees or concessions to Firms, and may pay them to others in its discretion, in such amounts as KDI may determine from time to time. The distribution services fee for the Class shall be based upon the average daily net assets of the Series attributable to the Class and such fee shall be charged only to that Class. For the month and year in which this Plan becomes effective or terminates, there shall be an appropriate proration of the dis-tribution services fee set forth herein on the basis of the number of days that the Plan, the Distribution Agreement and any agreement related to the Plan is in effect during the month and year, respectively. The distribution services fee shall be in addition to and shall not be reduced or offset by the amount of any contingent deferred sales charge received by KDI.

    2. Additional Services. Pursuant to the terms of a Shareholder Services Agreement (the "Services Agreement"), KDI provides information and administra-tive services for the benefit of the Fund and its shareholders. This Plan au-thorizes the Fund to pay KDI the administrative services fee computed at an annual rate of up to 0.25 of 1% of the average daily net assets of the Class, as set forth in the Services Agreement. As described in the Services Agree-ment, KDI may use the administrative services fee to compensate various Firms for providing such office space and equipment, telephone facilities, personnel or other services as may be necessary or beneficial for providing information and services to investors in the Fund. Such services and assistance may include, but are not limited to, establishing and maintaining accounts and records, processing purchase and redemption transactions, answering routine inquiries regarding the Fund and its special features, providing assistance to investors in changing dividend and investment options, account designations and address-es, and such other administrative services as the Fund or KDI may reasonably request.

    3. Periodic Reporting. KDI shall prepare reports for the Board of Trustees on a quarterly basis for the Class showing amounts paid to the various Firms pursuant to this Plan, the Services Agreement and any other related agreement, the purpose for such expenditure, and such other information as from time to time shall be reasonably requested by the Board of Trustees.

    4. Continuance. This Plan shall continue in effect indefinitely, provided that such continuance is approved at least annually by a vote of a majority of the trustees, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    5. Termination. This Plan may be terminated at any time without penalty with respect to the Class by vote of a majority of the Qualified Board Members or by vote of the majority of the outstanding voting securities of the Class.

    6. Amendment. This Plan may not be amended to materially increase the amount payable to KDI by the Fund either for distribution services or for services under the Services Agreement with respect to the Class without the vote of a majority of the outstanding voting securities of the Class. All ma-terial amendments to this Plan must in any event be approved by a vote of a majority of the Board of Trustees, and of the Qualified Board Members, cast in person at a meeting called for such purpose.

    7. Selection of Non-Interested Trustees. So long as this Plan is in ef-fect, the selection and nomination of those trustees who are not interested persons of the Fund will be committed to the discretion of trustees who are not themselves interested persons.

    8. Recordkeeping. The Fund will preserve copies of this Plan, the Distri-bution Agreement, the Services Agreement and all reports made pursuant to Par-agraph 3 above for a period of not less than six (6) years from the date of this Plan, the Distribution Agreement, the Services Agreement or any such re-port, as the case may be, the first two (2) years in an easily accessible place.

    9. Limitation of Liability. Any obligation of the Fund hereunder shall be binding only upon the assets of the Class and shall not be binding on any trustee, officer, employee, agent, or shareholder of the Fund. Neither the au-thorization of any action by the trustees or shareholders of the Fund nor the adoption of the Plan on behalf of the Fund shall impose any liability upon any trustee or upon any shareholder.

    10. Definitions. The terms "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

    11. Severability; Separate Action. If any provision of this Plan shall be held or made invalid by a court decision, rule or otherwise, the remainder of this Plan shall not be affected thereby. Action shall be taken separately for the Series or Class as the Act or the rules thereunder so require.

(Dated July 1, 2001)

                                  APPENDIX 1

How Much Investors Pay

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The "Current" column shows each Class' current fees and expenses and the "Proposed" column shows the effect on each Class' fees and expenses if Proposal 2 is approved by shareholders of that Class.

                                       Current                Proposed
                               ----------------------- -----------------------
                               Class A Class B Class C Class A Class B Class C
          Fee Table            ------- ------- ------- ------- ------- -------

Shareholder Fees, paid
  directly from your
  investment
Maximum Sales Charge (Load)
  Imposed On Purchase (% of
  offering price).............  None*    None   None    None*   None    None
Maximum Contingent Deferred
  Sales Charge (Load) (% of
  redemption proceeds)........  None    4.00%   1.00%   None    4.00%   1.00%

Annual Operating Expenses,
  deducted from fund assets
Management Fee................  0.39%   0.39%   0.39%   0.39%   0.39%   0.39%
Distribution and/or Service
  (12b-1) Fees................  None    0.75%   0.75%   0.25%   1.00%   1.00%
Other Expenses**                0.54%   0.73%   0.43%   0.29%   0.48%   0.18%
Total Annual Operating
  Expenses....................  0.93%   1.87%   1.57%   0.93%   1.87%   1.57%

-----------
 * The applicable sales charge applies for exchanges into Class A shares of other Kemper Funds.
** Includes costs of shareholder servicing, custody and similar expenses, which may vary with fund size and other factors.

    Based on the figures above, this example is designed to help you compare the expenses of each share class to those of other mutual funds. The example assumes operating expenses remain the same and that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. This is only an example; actual expenses will be different.

                                                1 Year 3 Years 5 Years 10 Years
                 Example(/1/)                   ------ ------- ------- --------

Expenses, assuming you sold your shares at the
  end of each period
Class A shares................................   $ 95   $296   $  515   $1,143
Class B shares................................    590    888    1,211    1,718
Class C shares................................    260    496      855    1,867

Expenses, assuming you kept your shares
Class A shares................................   $ 95   $296   $  515   $1,143
Class B shares................................    190    588    1,011    1,718
Class C shares................................    160    496      855    1,867

-----------
(/1/)The example is the same regardless of whether Proposal 2 is approved by shareholders.

                                  APPENDIX 2

                               Distribution Fees

    The following table discloses fees paid by the Fund, on behalf of Class B and Class C, during the fiscal year ended September 30, 2000, pursuant to the distribution plans applicable to Class B and Class C.

                                              Fees Paid Pursuant
                                                      to
                                              Distribution Plan
                             Aggregate Fees   as a Percentage of
                            Paid Pursuant to    Fund's Average
                            Distribution Plan Net Assets During  Amounts Paid to
 Class                        During Period         Period       Affiliates(/1/)
 -----                      ----------------- ------------------ ---------------
 Class B...................    $1,617,586           0.75%              --
 Class C...................    $  554,527           0.75%              --

(/1/) This column sets forth amounts paid to any person who is an affiliated person of the Fund, ZSI or KDI, an affiliated person of such person, or a person that during the fiscal year ended September 30, 2000 received 10% or more of the aggregate amount paid by the Fund, on behalf of the applicable Class, under the applicable distribution plan.

                                  APPENDIX 3

                       Beneficial Owners of Fund Shares

Scudder Cash Reserves Fund

    As of December 31, 2000, 21,145,913 shares in the aggregate, or 9.63% of the outstanding shares of Scudder Cash Reserves Fund, Class A were held in the name of Oppenheimer & Company, 280 Park Avenue, New York, NY 10017 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 12,932,223 shares in the aggregate, or 7.81% of the outstanding shares of Scudder Cash Reserves Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 9,820,292 shares in the aggregate, or 13.50% of the outstanding shares of Scudder Cash Reserves Fund, Class C were held in the name of Wedbush Morgan Securities, P.O. Box 30014, Los Angeles, CA 90030 who may be deemed to be the beneficial owner of certain of these shares.

Kemper U.S. Mortgage Fund

    As of December 31, 2000, 706,625 shares in the aggregate, or 7.90% of the outstanding shares of Kemper U.S. Mortgage Fund, Class B were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 520,869 shares in the aggregate, or 5.82% of the outstanding shares of Kemper U.S. Mortgage Fund, Class B were held in the name of Donaldson, Lufkin & Jenrette, P.O. Box 2052, Jersey City, NJ 07303 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 203,076 shares in the aggregate, or 31.25% of the outstanding shares of Kemper U.S. Mortgage Fund, Class C were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 74,641 shares in the aggregate, or 11.48% of the outstanding shares of Kemper U.S. Mortgage Fund, Class C were held in the name of Painewebber, for the benefit of Louis Parker, 1000 Harbor Blvd.,

Weehawken, NJ 07087 who may be deemed to be the beneficial owner of certain of these shares.

    As of December 31, 2000, 112,505 shares in the aggregate, or 17.31% of the outstanding shares of Kemper U.S. Mortgage Fund, Class C were held in the name of Morongo Band of Mission Indians, Community Service Reserve Account, 11581 Potrero Road, Banning, CA 92220 who may be deemed to be the beneficial owner of certain of these shares.

                                  APPENDIX 4

                  Fund Shares Owned by Nominees and Trustees

    Many of the nominees and Trustees own shares of the series of the Trust and of other funds in the Kemper Family of Funds, allocating their investments among such funds based on their individual investment needs. The following ta-ble sets forth, for each nominee and Trustee, the number of shares owned in both series of the Trust as of December 31, 2000. The fourth column in the ta-ble represents the aggregate dollar value of all shareholdings as of December 31, 2000 by each Trustee or nominee in all funds in the Kemper Family of Funds for which such person is a board member or nominee. The information as to ben-eficial ownership is based on statements furnished to the Trust by each nomi-nee and Trustee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each nominee's and Trustee's individual share-holdings of each series of the Trust constitute less than 1% of the outstand-ing shares of such fund. As a group, the Trustees and officers own less than 1% of the shares of each series of the Trust. All ownership is of Class A shares.

                                                Aggregate
                                              Dollar Value
                                               of Holdings
                                                in Kemper
                                                Funds For
                                               Which Each
                     Scudder Cash Kemper U.S.  Person is a
                       Reserves     Mortgage  Board Member
                         Fund        Fund      or Nominee
                     ------------ ----------- -------------
   John W.
     Ballantine....         0           0     $   75,486.13
   Lewis A.
     Burnham.......         0           0     $1,340,184.39
   Mark S. Casady..         0           0                 0
   Linda C.
     Coughlin......         0           0     $   59,963.12
   Donald L.
     Dunaway.......         0         160     $1,553,693.30
   James R. Edgar..         0           0                 0
   William F.
     Glavin........         0           0                 0
   Robert B.
     Hoffman.......     1,399*          0     $1,357,197.94
   Donald R.
     Jones.........         0           0     $  618,763.72
   Shirley D.
     Peterson......         0           0     $  211,323.08
   Fred B.
     Renwick.......         0           0     $   16,183.12
   William P.
     Sommers.......     1,407           0     $  481,266.32
   John G.
     Weithers......         0           0     $  153,882.29
   All Trustees and
     Officers as a
     Group.........     2,806         160               N/A

  *Shares are held by joint ownership.

                                   Thank you

                     for mailing your proxy card promptly!


================================================================================

                              We appreciate your
                            continuing support and
                            look forward to serving
                         your future investment needs

Kemper Funds
================================================================================
KEMPER PORTFOLIOS

 .  Scudder Cash Reserves Fund


(Cash Rsv #27)

                                                   VOTE TODAY BY MAIL,
                                             TOUCH-TONE PHONE OR THE INTERNET
                                              CALL TOLL-FREE 1-888-221-0697
                                                       OR LOG ON TO
                                               WWW.PROXYWEB.COM/MONEYFUNDS

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.

FUND NAME PRINTS HERE             Special Meeting of Shareholders - May 15, 2001

     I hereby appoint Philip J. Collora, Maureen E. Kane, Caroline Pearson and Kathryn L. Quirk, each with the full power of substitution, as my proxies to vote all shares of the above-referenced fund (the "Fund") that I am entitled to vote, as shown on the reverse side, at the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 15, 2001 at 4:00 p.m., Eastern time, at the offices of Zurich Scudder Investments, Inc., 13th Floor, Two International Place, Boston, MA 02110-4103, and at any adjournments or postponements thereof.

     I hereby revoke any and all proxies with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement relating to the Special Meeting.

     This instruction may be revoked at any time prior to its exercise at the Special Meeting by execution of a subsequent proxy card, by written notice to the Fund's Secretary or by voting in person at the Special Meeting.

                                       PLEASE SIGN, DATE AND RETURN PROMPTLY
                                             IN THE ENCLOSED ENVELOPE.
                                              NO POSTAGE IS REQUIRED.

                                    Dated ___________________, 2001

                                    PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES
                                    APPEAR.  WHEN SIGNING AS AN ATTORNEY,
                                    EXECUTOR, ADMINISTRATOR, TRUSTEE OR
                                    GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS
                                    SUCH.


                                    ------------------------------------------
                                          Signature(s) of Shareholder(s)

                            YOUR VOTE IS IMPORTANT!

          Please fold and detach card at perforation before mailing.


This proxy, if properly executed, will be voted in the manner directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of the proposals. PLEASE VOTE BY FILLING IN THE BOXES BELOW.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSALS.
                                                ---

PROPOSAL 1
-----------------------------------------------------------
To elect Trustees to hold office until their respective        FOR all         WITHHOLD
 successors have been duly elected and qualified or until      nominees     authority to
 their earlier resignation or removal.                          listed       vote for all
                                                              (except as       nominees
NOMINEES: (01) John W. Ballantine, (02) Lewis A. Burnham,      noted in         listed
          (03) Mark S. Casady, (04) Linda C. Coughlin,           space
          (05) Donald L. Dunaway, (06) James R. Edgar,         provided)
          (07) William F. Glavin, (08) Robert B. Hoffman,
          (09) Shirley D. Peterson, (10) Fred B. Renwick,        [_]              [_]
          (11) William P. Sommers, (12) John G. Weithers.

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
 INDIVIDUAL NOMINEE, WRITE THE NAME(S) ON THE LINE
 IMMEDIATELY BELOW.

____________________________________________________


                                                                 FOR            AGAINST          ABSTAIN
                                                                 ---            -------          -------
PROPOSAL 2
-----------------------------------------------------------
To approve a Rule 12b-1 Plan (for Class A) and an Amended
 and Restated Rule 12b-1 Plan (for each of Class B and           [_]              [_]              [_]
 Class C).

PROPOSAL 3
-----------------------------------------------------------
To approve an amendment to the concentration policy of the       [_]              [_]              [_]
 Fund.

PROPOSAL 4
-----------------------------------------------------------
To ratify the selection of Ernst & Young LLP as the
 independent auditors for the Fund for the Fund's current        [_]              [_]              [_]
 fiscal year.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

         PLEASE BE SURE TO SIGN AND DATE THIS PROXY ON THE REVERSE SIDE